UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2018

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2018, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MetLife, Inc. (the “Company”) approved changes to the forms of award agreement and Award Agreement Supplement for stock-based long-term incentive compensation awards (collectively, the “Award Agreements”) under the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, effective February 27, 2018. Each of the Award Agreements has material terms that are substantially similar to those in the forms of award agreement last approved by the Committee and disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2015, except as noted below:

•	The Award Agreements exclude goals previously included for purposes of qualifying awards as performance-based compensation under U.S. Internal Revenue Code Section 162(m), and references to those goals.

•	The Award Agreements use “Adjusted Return on Equity” as the title of the non-GAAP financial measure previously referred to as “Operating Return on Equity.”

•	The Award Agreements specify the closing price of shares of Company common stock as the basis for tax withholding, and allow the Company to withhold at a rate higher than the minimum, but no more than the maximum, allowed by law.

•	The Award Agreements clarify certain technical terms related to Committee authority, certain references to non-U.S. laws, and other matters.

The foregoing description of the Award Agreements is not complete and is qualified in its entirety by reference to the Award Agreements, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Performance Share Agreement, effective February 15, 2018.

10.2	Form of Performance Unit Agreement, effective February 15, 2018.

10.3	Form of Restricted Stock Unit Agreement (Ratable Period of Restriction Ends in Thirds), effective February 15, 2018.

10.4	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction), effective February 15, 2018.

10.5	Form of Restricted Unit Agreement (Ratable Period of Restriction Ends in Thirds), effective February 15, 2018.

10.6	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction), effective February 15, 2018.

10.7	Award Agreement Supplement, effective February 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary

Date: February 20, 2018